AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR® FLEXDIRECTORsm
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED DECEMBER 10, 2007
TO
PROSPECTUS DATED MAY 1, 2007

          Effective January 2, 2008, American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of ceasing future sales of the Policies.

          Effective January 2, 2008, on page 1 of the prospectus, a new first paragraph is added to the prospectus as follows:

After December 31, 2007, AGL will no longer sell the Platinum Investor FlexDirector Policies described in this prospectus. Your rights as a Platinum Investor FlexDirector Policy owner, including the right to make additional premium payments, are not affected by this change.